Evergreen Balanced Fund Semiannual Report as of September 30, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
26	STATEMENT OF ASSETS AND LIABILITIES
27	STATEMENT OF OPERATIONS
28	STATEMENTS OF CHANGES IN NET ASSETS
30	NOTES TO FINANCIAL STATEMENTS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

November 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder,

We are pleased to provide the semiannual report for the Evergreen Balanced Fund, which covers the six-month period ended September 30, 2002.

Market analysis

The financial markets continued to struggle during the past six months as investors were confronted by a variety of challenges. A slower than expected economic recovery, increased geopolitical tensions, questionable credibility in the corporate sector, and reduced earnings expectations all combined to thwart investor sentiment and further damage equity markets. While diversification between asset classes, particularly bonds, helped relative performance, the weak stock market proved a hindrance for the absolute returns of most balanced portfolios.

The period started with noticeably slower economic growth from the rapid pace experienced in the first quarter. The persistence of weak manufacturing data, rising unemployment, falling consumer confidence and spotty retail sales all contributed to the decline in equity markets. Indeed, at the end of the second quarter, both gross domestic product (GDP) growth and corporate earnings were well below original expectations.

Hopes for a second half revival were quickly dashed with WorldCom’s entrance into the accounting scandals. During the first few weeks of the third quarter, information was released, highlighting a $3 billion misstatement in the company’s accounting. Rumors of further accounting irregularities were later fulfilled by the company in the ensuing weeks. The corporate credibility issues were accompanied by fears of terrorism and a potential war with Iraq. Sharp gains in the equity markets were quickly lost as investors piled into U.S. Treasuries,

LETTER TO SHAREHOLDERS continued

whose unusually strong performance over the past six months can be attributed to their safe-haven status.

At the conclusion of the third quarter, all of the major equity indexes had declined by more than 15%. Growth stocks managed to fall less than value indexes, and investors displayed a preference for large cap stocks over small caps. Few were spared in the equity markets, though, as all 10 sectors of the Standard & Poor’s 500 Index declined for the period ending September 30.

While uncertainty may continue relative to the war against terror, we encourage investors to remain dedicated to their long-term investment time horizons. The U.S. economy and the financial markets have throughout history demonstrated an ability to adapt and recover from catastrophic events. For these reasons, we implore investors to remain diversified between asset classes and investment styles, in order to participate in gains while limiting the potential for risk. We continue to project a slow growth recovery, with GDP gains in the range of 3% through 2003, accompanied by low inflation and an improving employment picture. We expect corporate profits to rise in line with historical trend growth rates of approximately 7%, potentially providing investors with a sound fundamental backdrop for a more sustainable, and less volatile, expansion.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) could be an appropriate tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

LETTER TO SHAREHOLDERS continued

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of September 30, 2002

“In our opinion, the fund’s best opportunities in the fixed income market will be in the corporate bond and mortgage sectors. We plan to maintain overweighted positions in both of these sectors.”

MANAGEMENT TEAM

Patricia A. Bannan, CFA
Large Cap Core Growth Team Lead Manager

Tattersall Advisory Group, Inc.

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 9/11/1935
	Class A	Class B	Class C	Class I
Class Inception Date	1/20/1998	9/11/1935	1/22/1998	1/26/1998

6 month with sales charge	-19.40%	-19.06%	-16.48%	N/A

6 month w/o sales charge	-14.50%	-14.83%	-14.79%	-14.32%

Average Annual Returns*

1 year with sales charge	-13.54%	-13.71%	-10.76%	N/A

1 year w/o sales charge	-8.30%	-9.23%	-8.96%	-8.21%

5 year	-0.55%	-0.30%	-0.05%	0.85%

10 year	6.02%	6.26%	6.29%	6.76%

30-day SEC Yield	2.17%	1.53%	1.52%	2.56%

6-month income dividends per share	$0.08	$0.05	$0.05	$0.08

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Boxes are based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Balanced Fund Class A shares,1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The S&P 500 and the LBABI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of September 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -14.50% for the six-month period ended September 30, 2002, excluding any applicable sales charges. During the same period, the Lehman Brothers Aggregate Bond Index returned 8.45%, the Standard & Poor’s 500 Index returned -28.36%, and the median return of funds in Lipper’s balanced fund category was -15.54%. Lipper Inc. is an independent monitor of mutual fund performance.

Evergreen’s Large Cap Core Growth Team manages the equity portion of the fund and Tattersall Advisory Group, Inc. manages the fixed income portion.
PORTFOLIO CHARACTERISTICS
(as of 9/30/2002)

Total Net Assets	$1,055,901,622

Number of Holdings	351

Beta	0.51

R-squared	0.93

P/E Ratio	19.2x

Effective Maturity	6.5 years

Average Duration	3.8 years

Average Credit Quality*	AA

*Source: Standard & Poor’s

What was the investment environment during the period?

This period was a particularly challenging time for equity investors. Over the course of the six-month period, the market experienced a downward spiral as a result of a steady stream of earnings disappointments, reports of corporate malfeasance, and a weakening of corporate spending on technology. The market bottomed in July, followed by a brief rally that lost its footing and gave back gains into September.

Consumer staples was the best performing sector over the period. This was as expected, as these stocks tend to provide the most predictable earnings in poor or questionable economic environments as well as negative earnings scenarios. The worst performing sectors included utilities, telecommunication services and technology -- each down more than 35% over the period as the excesses of the 1990s began to unravel.

The fixed income market was also negatively affected by the slower rate of economic growth, declining corporate earnings and continued reports of corporate wrongdoing. Bond yields fell to 40-year lows. An overall flight to quality caused Treasury and government agency securities to outperform all other sectors. Higher-quality corporate bonds outperformed lower-quality bonds and mortgage securities were hurt by falling interest rates and prepayment risk.
PORTFOLIO COMPOSITION
(as a percentage of 9/30/2002 portfolio assets)

Common Stocks	55.8%

Corporate Bonds & Notes	15.8%

Mortgage-Backed Securities	13.1%

Collateralized Mortgage Obligations	7.8%

U.S. Treasury Obligations	3.8%

Mutual Fund Shares	2.3%

Asset-Backed Securities	1.1%

Yankee Obligations	0.3%

PORTFOLIO MANAGER INTERVIEW continued

Which factors contributed positively to equity performance?

Performance of our technology holdings added the most to the fund’s overall equity performance. While we did have some exposure to semiconductor and software holdings that hurt performance, the fund benefited the most from adhering to our selection discipline. This helped us avoid owning telecom equipment companies and names such as EMC, Sun Microsystems and EDS that were all extremely hard hit.

Our holdings in two defense stocks also helped the fund’s performance. These included L3 Communications, a defense electronics company, and Northrop Grumman Corporation, a global defense company.

In the industrial cyclicals sector, Illinois Tool Works, Inc., a worldwide manufacturer of highly engineered products and specialty systems; John Deere, a manufacturer of farm and industrial equipment; and 3M Corporation were all strong performers.

Energy was another strong performing sector for the fund. Devon Energy, a company involved in oil and natural gas exploration and production, accounted for the vast majority of the gains.

Lastly, in the materials sector, our overweighted position in chemical stocks added to the fund’s overall performance.
TOP 5 EQUITY SECTORS
(as a percentage of 9/30/2002 net assets)

Financials	11.3%

Health Care	8.7%

Consumer Discretionary	7.9%

Information Technology	7.6%

Industrials	7.2%

What factors negatively affected equity performance?

Our strategy with respect to the financial sector held back the fund’s performance. We had an overweighted position in the highest quality, more conservative bank stocks, while the second-tier banks turned out to be the stronger performers. Additionally, we owned Capital One whose stock fell as a result of having to increase loan reserves due to an investigation into how they classify sub-prime loans.

Healthcare also underperformed. We had an underweighted position in healthcare services based upon our expectation that earnings growth would slow; however, this scenario did not play out as anticipated. Subsequently, we increased our exposure to healthcare services.

PORTFOLIO MANAGER INTERVIEW continued

TOP 10 EQUITY HOLDINGS
(as a percentage of 9/30/2002 net assets)

Microsoft Corp.	2.0%

Exxon Mobil Corp.	1.5%

Freddie Mac	1.4%

General Electric Co.	1.4%

Wal-Mart Stores, Inc.	1.4%

Pfizer, Inc.	1.3%

Proctor & Gamble Co.	1.3%

Coca Cola Co.	1.3%

3M Co.	1.2%

Johnson & Johnson Co.	1.0%

What were the principal strategies in managing the fixed income investments?

With respect to duration, an indicator of sensitivity to interest rate changes, we maintained a neutral duration strategy over the period with a slightly overweighted position in intermediate-term securities.

We maintained slightly overweighted positions in both the corporate and mortgage sectors, relative to the fund’s benchmark. In the corporate sector, our emphasis on security selection and concentration on credit quality helped avoid problem issues and benefited the fund’s overall performance. Within the mortgage sector we continued to favor lower coupons, pass-through versus structured mortgage securities, and 30-year versus 15-year mortgages.

TOP 5 BOND SECTORS
(as a percentage of 9/30/2002 net assets)

Mortgage-Backed Securities	13.2%

Collateralized Mortgage Obligations	7.9%

Financials	7.7%

U.S. Treasury Obligations	3.9%

Consumer Discretionary	3.2%

What is your fixed income outlook over the next six months?

We believe that the Federal Reserve Board’s current policy of maintaining low interest rates is likely to lead to a more restrictive monetary policy later this year or in early 2003. In our opinion, the fund’s best opportunities in the fixed income market will be in the corporate bond and mortgage sectors. If current market conditions continue, we plan to maintain overweighted positions in both of these sectors.

TOP 5 BOND HOLDINGS
(as a percentage of 9/30/2002 net assets)

	Coupon	Maturity

U.S. Treasury Notes	6.00%	2/15/2026	3.0%

FHLMC	6.00%	11/1/2031	1.8%

FHLMC	5.50%	TBA	1.1%

U.S. Treasury Notes	3.25%	5/31/2034	0.8%

FNMA	6.50%	2/01/2029	0.7%

What is your equity outlook over the next six months?

While we believe the downside is limited at current market levels, we also believe the upside is limited. Despite reasonable valuations and an environment of low interest rates and inflation, it is hard to make the case for corporate earnings to significantly rebound in the near future. Consumer spending, which has been the engine driving economic growth in the past, seems an unlikely catalyst for accelerated growth. In general, we expect the next six months will bring more of the same.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)
		Year Ended March 31,				Period Ended March 31, 1998[1,2]
		2002[1]	2001	2000	1999
CLASS A
Net asset value, beginning of period	$8.06	$8.16	$11.01	$11.28	$12.87	$12.36
Income from investment operations
Net investment income	0.08	0.18	0.27	0.28	0.37	0.08
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-1.24	-0.10	-1.34	1.18	0.48	0.81
Total from investment operations	-1.16	0.08	-1.07	1.46	0.85	0.89

Distributions to shareholders from
Net investment income	-0.08	-0.18	-0.26	-0.28	-0.41	-0.12
Net realized gains	0	0	-1.52	-1.45	-2.03	-0.26
Total distributions to shareholders	-0.08	-0.18	-1.78	-1.73	-2.44	-0.38

Net asset value, end of period	$6.82	$8.06	$8.16	$11.01	$11.28	$12.87
Total return[3]	-14.50%	0.99%	-10.71%	13.89%	7.52%	7.38%
Ratios and supplemental data
Net assets, end of period (millions)	$716	$880	$932	$1,264	$1,241	$1,277
Ratios to average net assets
Expenses[4]	0.97%[5]	0.97%	0.92%	0.91%	0.96%	0.99%[5]
Net investment income	2.25%[5]	2.18%	2.73%	2.48%	2.97%	3.25%[5]
Portfolio turnover rate	70%	243%	143%	109%	102%	76%

1.  Net investment income is based on average shares outstanding during the period.

2.  For the period from January 20, 1998 (commencement of class operations), to March 31, 1998.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)[1]
		Year Ended March 31,				Period Ended March 31, 1998[1,2]	Year Ended June 30, 1997
		2002[1]	2001	2000	1999
CLASS B
Net asset value, beginning of period	$8.06	$8.17	$11.02	$11.29	$12.88	$12.95	$11.33
Income from investment operations
Net investment income	0.06	0.12	0.19	0.20	0.28	0.26	0.30
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-1.25	-0.11	-1.34	1.18	0.48	1.53	2.07
Total from investment operations	-1.19	0.01	-1.15	1.38	0.76	1.79	2.37

Distributions to shareholders from
Net investment income	-0.05	-0.12	-0.18	-0.20	-0.32	-0.27	-0.30
Net realized gains	0	0	-1.52	-1.45	-2.03	-1.59	-0.45
Total distributions to shareholders	-0.05	-0.12	-1.70	-1.65	-2.35	-1.86	-0.75

Net asset value, end of period	$6.82	$8.06	$8.17	$11.02	$11.29	$12.88	$12.95
Total return[3]	-14.83%	0.10%	-11.40%	13.06%	6.71%	14.89%	21.95%
Ratios and supplemental data
Net assets, end of period (millions)	$108	$118	$216	$279	$434	$580	$1,625
Ratios to average net assets
Expenses[4]	1.72%[5]	1.72%	1.67%	1.66%	1.71%	1.35%[5]	1.70%
Net investment income	1.51%[5]	1.44%	1.98%	1.73%	2.23%	2.66%[5]	2.50%
Portfolio turnover rate	70%	243%	143%	109%	102%	76%	89%

1.  Net investment income is based on average shares outstanding during the period.

2.  For the nine months ended March 31, 1998. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)
		Year Ended March 31,				Period Ended March 31, 1998[1,2]
		2002[1]	2001	2000	1999
CLASS C
Net asset value, beginning of period	$8.08	$8.18	$11.03	$11.30	$12.88	$12.43
Income from investment operations
Net investment income	0.06	0.11	0.20	0.19	0.26	0.05
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-1.25	-0.09	-1.35	1.19	0.51	0.75
Total from investment operations	-1.19	0.02	-1.15	1.38	0.77	0.80

Distributions to shareholders from
Net investment income	-0.05	-0.12	-0.18	-0.20	-0.32	-0.09
Net realized gains	0	0	-1.52	-1.45	-2.03	-0.26
Total distributions to shareholders	-0.05	-0.12	-1.70	-1.65	-2.35	-0.35

Net asset value, end of period	$6.84	$8.08	$8.18	$11.03	$11.30	$12.88
Total return[3]	-14.79%	0.22%	-11.39%	13.06%	6.79%	6.58%
Ratios and supplemental data
Net assets, end of period (millions)	$10	$11	$7	$3	$2	$1
Ratios to average net assets
Expenses[4]	1.72%[5]	1.72%	1.68%	1.66%	1.71%	1.76%[5]
Net investment income	1.51%[5]	1.42%	2.01%	1.73%	2.21%	2.41%[5]
Portfolio turnover rate	70%	243%	143%	109%	102%	76%

1.  Net investment income is based on average shares outstanding during the period.

2.  For the period from January 22, 1998 (commencement of class operations) to March 31, 1998.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)[1]
		Year Ended March 31,				Period Ended March 31, 1998[1,2]
		2002[1]	2001	2000	1999
CLASS I3
Net asset value, beginning of period	$8.03	$8.15	$11.00	$11.27	$12.86	$12.01
Income from investment operations
Net investment income	0.10	0.20	0.30	0.32	0.39	0.08
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-1.25	-0.12	-1.34	1.17	0.49	0.86
Total from investment operations	-1.15	0.08	-1.04	1.49	0.88	0.94

Distributions to shareholders from
Net investment income	-0.08	-0.20	-0.29	-0.31	-0.44	-0.09
Net realized gains	0	0	-1.52	-1.45	-2.03	0
Total distributions to shareholders	-0.08	-0.20	-1.81	-1.76	-2.47	-0.09

Net asset value, end of period	$6.80	$8.03	$8.15	$11.00	$11.27	$12.86
Total return	-14.32%	1.00%	-10.49%	14.21%	7.79%	7.79%
Ratios and supplemental data
Net assets, end of period (millions)	$221	$9	$13	$20	$34	$39
Ratios to average net assets
Expenses[4]	0.72%[5]	0.72%	0.67%	0.66%	0.71%	0.75%[5]
Net investment income	2.67%[5]	2.44%	2.98%	2.73%	3.22%	3.47%[5]
Portfolio turnover rate	70%	243%	143%	109%	102%	76%

1.  Net investment income is based on average shares outstanding during the period.

2.  For the period from January 26, 1998 (commencement of class operations), to March 31, 1998.

3.  Effective at the close of business of May 11, 2001, Class\x11 Y Fund shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2002 (unaudited)

	Credit Rating(v)	Principal Amount	Value

ASSET-BACKED SECURITIES - 1.1%
Carco Auto Loan Master Trust, Ser. 1999-4, Class A, 6.43%, 11/15/2004	AAA	$2,025,000	$ 2,032,709
Distribution Financial Svcs. Trust, Ser. 1999-2, Class A4, 6.48%, 10/15/2013	AAA	1,000,000	1,045,602
MBNA Master Credit Card Trust, Ser. 1999-J, Class A, 7.00%, 02/15/2012	AAA	1,600,000	1,880,378
Morgan Stanley Co., Inc., 5.86%, 03/01/2007 TRACERS 144A (k)	A3	3,750,000	3,914,366
Reliant Energy Transport Bond Co., Ser. 2001-1, Class A4, 5.63%, 09/15/2015	AAA	2,750,000	2,950,818
University Support Svcs., Inc., Ser. 1992-CD, Class D, 9.51%, 11/01/2007 (h)	NA	15,000	15,038
Total Asset-Backed Securities			11,838,911
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.9%
Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2000 WF2, Class A1, 7.11%, 10/15/2032	AAA	4,662,451	5,229,722
FHLMC:
Ser. 1629, Class H, 6.00%, 12/15/2020	AAA	1,500,000	1,571,267
Ser. 2249, Class PG, 7.50%, 08/15/2030	AAA	3,475,000	3,767,877
Ser. 2362, Class PC, 6.50%, 04/15/2017	AAA	4,730,000	5,005,601
Ser. 2394, Class MB, 6.00%, 01/15/2015	AAA	4,000,000	4,208,502
Ser. 2416, Class PC, 6.00%, 09/15/2014	AAA	2,390,000	2,512,433
Ser. 2419, Class DW, 5.50%, 08/15/2011	AAA	2,320,000	2,433,070
Ser. 2428, Class EC, 6.00%, 03/15/2015	AAA	3,415,000	3,595,763
Ser. 2463, Class BH, 6.25%, 02/15/2027	AAA	6,765,000	7,008,329
Ser. 2471, Class EH, 6.00%, 02/15/2031	AAA	3,200,000	3,338,149
FNMA:
Ser. 1999-41, Class PC, 6.50%, 06/25/2012	AAA	7,300,000	7,611,468
Ser. 2001-67, Class PC, 6.00%, 06/25/2026	AAA	3,980,000	4,108,780
Ser. 2001-69, Class PL, 6.00%, 12/31/2031	AAA	4,410,000	4,631,596
Ser. 2001-T12, Class A2, 7.50%, 08/25/2041	AAA	5,423,470	5,823,749
Ser. 2002, Class MB, 6.00%, 09/25/2014	AAA	2,100,000	2,201,044
Ser. 2002-16, Class PC, 5.75%, 11/25/2012	AAA	3,295,000	3,434,453
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	AAA	1,892,521	2,003,640
Ser. 2002-W8, Class A-3, 7.50%, 06/25/2042 (h)	AAA	2,000,584	2,107,385
Ser. G92-9, Class ZQ, 7.00%, 12/25/2021	AAA	1,341,579	1,428,436
LB-UBS Comml. Mtge. Trust, Ser. 2000-C5, Class A-1, 6.41%, 01/15/2010	AAA	4,292,931	4,709,391
Lehman Brothers Comml. Conduit Mtge. Trust, Ser. 1999-C1, Class A2, 6.78%, 06/15/2031	Aaa	2,290,000	2,615,798
Morgan Stanley Dean Witter, Ser. 2002-IQ, Class A3, 5.52%, 08/15/2011	AAA	2,155,000	2,317,988
Residential Asset Mtge. Products, Inc., Ser. 2002-RZ1, Class A2, 4.30%, 04/25/2023	AAA	1,340,000	1,371,270
Total Collateralized Mortgage Obligations			83,035,711
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - 16.0%
CONSUMER DISCRETIONARY - 3.1%
Auto Components - 0.3%
Collins & Aikman Products Co., 11.50%, 04/15/2006	B	$ 565,000	$ 516,975
CSK Auto, Inc., 12.00%, 06/15/2006	B	500,000	531,875
Dana Corp., 6.25%, 03/01/2004	BB	750,000	723,750
Delco Remy International, Inc., 11.00%, 05/01/2009	CCC+	350,000	225,750
Intermet Corp., 9.75%, 06/15/2009	B+	500,000	477,500
Lear Corp., Ser. B, 8.11%, 05/15/2009	BB+	1,000,000	1,040,000
3,515,850
Automobiles - 0.7%
Ford Motor Co., 6.375%, 02/01/2029	BBB+	5,000,000	3,651,525
General Motors Corp., 7.20%, 01/15/2011	BBB+	3,750,000	3,752,880
7,404,405
Distributors - 0.1%
Roundy’s, Inc., 8.875%, 06/15/2012 144A	B	750,000	735,000
Hotels, Restaurants & Leisure - 1.0%
Aztar Corp., 8.875%, 05/15/2007	B+	750,000	765,000
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	500,000	525,000
Hollywood Casino Corp.:
11.25%, 05/01/2007	B	100,000	109,000
13.00%, 08/01/2006	B-	1,000,000	1,075,000
Horseshoe Gaming Holdings, Ser. B, 8.625%, 05/15/2009	B+	450,000	472,500
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	750,000	765,000
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012 144A	B	250,000	241,875
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	BB-	700,000	757,750
McDonald’s Corp., 6.375%, 01/08/2028	A+	2,150,000	2,375,146
Meristar Hospitality Corp., 9.00%, 01/15/2008	B+	150,000	136,500
Mohegan Tribal Gaming Authority, 8.00%, 04/01/2012	BB-	750,000	772,500
Six Flags, Inc., 8.875%, 02/01/2010	B	500,000	412,500
Station Casinos, Inc., 9.875%, 07/01/2010	B+	500,000	538,750
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB	500,000	547,500
WCI Communities, Inc., 10.625%, 02/15/2011	B	750,000	733,125
10,227,146
Household Durables - 0.2%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	800,000	836,000
MDC Holdings, Inc., 8.375%, 02/01/2008	BB+	100,000	101,500
Meritage Corp., 9.75%, 06/01/2011	B	100,000	100,750
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007	B-	600,000	519,000
Windmere Durable Holdings, Inc., 10.00%, 07/31/2008	B-	300,000	296,250
1,853,500
Media - 0.6%
AOL Time Warner, Inc., 7.625%, 04/15/2031	BBB+	2,000,000	1,672,634
Charter Communications Holdings, LLC, 8.625%, 04/01/2009	B+	1,000,000	620,000
CSC Holdings, Inc., 7.25%, 07/15/2008	BB-	500,000	402,500
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating(v)	Principal Amount	Value

Echostar DBS Corp., 9.375%, 02/01/2009	B+	$ 750,000	$ 723,750
Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009	B-	750,000	765,000
Entercom Radio, LLC, 7.625%, 03/01/2014	B+	800,000	836,000
Hollinger International, Inc., 9.25%, 02/01/2006	B+	500,000	507,500
LIN Television Corp., 8.375%, 03/01/2008	B-	500,000	515,000
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2007	B	750,000	772,500
6,814,884
Multi-line Retail - 0.0%
Petco Animal Supplies, Inc., 10.75%, 11/01/2011	B3	300,000	324,000
Specialty Retail - 0.2%
Cole National Group, Inc., 8.875%, 05/15/2012 144A	B	500,000	482,500
Michaels Stores, Inc., 9.25%, 07/01/2009	BB	500,000	533,750
Office Depot, Inc., 10.00%, 07/15/2008	BB+	500,000	555,000
1,571,250
CONSUMER STAPLES - 0.1%
Food & Drug Retailing - 0.0%
Marsh Supermarket, Inc., Ser. B, 8.875%, 08/01/2007	B+	500,000	475,000
Food Products - 0.1%
Michael Foods, Inc., Ser. B, 11.75%, 04/01/2011	B-	500,000	552,500
Swift & Co., 10.125%, 10/01/2009 144A	B+	400,000	373,000
925,500
ENERGY - 0.9%
Energy Equipment & Services - 0.3%
Dresser, Inc., 9.375%, 04/15/2011	B	500,000	487,500
Kinder Morgan Energy Partners, 7.40%, 03/15/2031	BBB+	800,000	848,991
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	B+	500,000	482,500
SESI, LLC, 8.875%, 05/15/2011	BB-	750,000	759,375
2,578,366
Oil & Gas - 0.6%
Chesapeake Energy Corp., 8.125%, 04/01/2011 144A	B+	1,000,000	1,005,000
National Fuel Gas Co., 6.303%, 05/27/2008	A-	3,060,000	3,376,245
Ocean Energy, Inc., Ser. B, 8.375%, 07/01/2008	BB+	500,000	533,750
Pioneer Natural Resources Co., 9.625%, 04/01/2010	BB+	500,000	578,566
Plains Exploration & Production Co. LP, 8.75%, 07/01/2012 144A	B2	500,000	502,500
Stone Energy Corp., 8.25%, 12/15/2011	B+	175,000	180,250
Tesoro Petrolium Corp., 9.625%, 04/01/2012 144A	B+	250,000	141,250
Vintage Petroleum, Inc., 9.75%, 06/30/2009	B	300,000	309,000
Westport Resources Corp., 8.25%, 11/01/2011	BB-	100,000	103,500
6,730,061
FINANCIALS - 7.7%
Banks - 2.2%
Bankers Trust Corp., 7.375%, 05/01/2008	A	865,000	1,007,475
Barnett Bank, Inc., 6.90%, 09/01/2005	A	1,000,000	1,112,016
Key Bank, 7.00%, 02/01/2011	A-	1,000,000	1,148,295
Northern Trust Co. Bank, 7.10%, 08/01/2009	A+	4,730,000	5,554,146
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating(v)	Principal Amount	Value

PNC Funding Corp., 5.75%, 08/01/2006	A-	$3,515,000	$ 3,750,305
SunTrust Banks, Inc., 6.00%, 01/15/2028	A+	3,400,000	3,740,942
Union Planters Bank, 6.50%, 03/15/2008	BBB	2,380,000	2,533,586
Washington Mutual, Inc., 5.625%, 01/15/2007	BBB+	2,000,000	2,130,442
Wells Fargo & Co., 6.45%, 02/01/2011	A+	1,700,000	1,920,184
22,897,391
Diversified Financials - 3.7%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	3,500,000	3,737,671
Associates Corporation of North America, 5.75%, 11/01/2003	AA-	1,100,000	1,147,627
Caterpillar Financial Services Corp., 6.09%, 03/01/2004	A+	500,000	525,665
Citigroup, Inc., 6.75%, 12/01/2005	AA-	5,750,000	6,378,613
Ford Motor Credit Co., 7.375%, 10/28/2009	BBB+	3,175,000	3,023,730
General Electric Capital Corp., 8.85%, 04/01/2005	AAA	2,500,000	2,861,520
GMAC:
6.38%, 01/30/2004	BBB+	1,250,000	1,281,905
6.875%, 09/15/2011	BBB+	1,750,000	1,708,688
Golden West Financial Corp., 4.125%, 08/15/2007	A	3,275,000	3,376,283
Goldman Sachs & Co., Inc., 7.35%, 10/01/2009	A+	1,085,000	1,241,786
Household Finance Corp., 6.40%, 06/17/2008	A	3,915,000	3,853,495
International Lease Finance Corp.:
5.54%, 03/21/2005	AA-	1,500,000	1,564,093
5.95%, 06/06/2005	AA-	2,000,000	2,107,412
JP Morgan Chase & Co., 6.75%, 02/01/2011	A	1,000,000	1,092,579
Legg Mason, Inc., 6.75%, 07/02/2008	BBB	3,500,000	3,925,029
Norwest Financial, Inc., 6.625%, 07/15/2004	A+	1,000,000	1,077,294
Ucar Finance, Inc., 10.25%, 02/15/2012	B	750,000	716,250
39,619,640
Insurance - 0.8%
American General Finance Corp.:
5.75%, 03/15/2007	A+	1,250,000	1,331,164
6.10%, 05/22/2006	A+	4,750,000	5,171,353
Hartford Life, Inc., 7.10%, 06/15/2007	A	1,500,000	1,689,726
8,192,243
Real Estate - 1.0%
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009	BB-	500,000	520,000
Crescent Real Estate Equities LP, 9.25%, 04/15/2009 REIT 144A	B+	500,000	498,219
EOP Operating LP, 7.00%, 07/15/2011	BBB+	3,250,000	3,625,047
ERP Operating LP, 6.63%, 04/13/2005 REIT	BBB+	4,680,000	5,008,644
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT	BBB	1,250,000	1,340,540
10,992,450
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Alaris Medical Systems, Inc., Ser. B, 11.625%, 12/01/2006	B+	500,000	542,500
Bergen Brunswig Corp., 7.375%, 01/15/2003	BB-	100,000	101,000
Express Scripts, Inc., 9.625%, 06/15/2009	BBB-	500,000	535,000
Extendicare Health Services, Inc., 9.50%, 07/01/2010 144A	B-	750,000	761,250
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating(v)	Principal Amount	Value

Omnicare, Inc., 8.125%, 03/15/2011	BB+	$ 400,000	$ 419,000
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	B+	350,000	347,375
Stewart Enterprises, Inc., 10.75%, 07/01/2008	B+	500,000	550,000
Triad Hospitals, Inc, Ser. B, 8.75%, 05/01/2009	B-	400,000	425,000
3,681,125
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.1%
BE Aerospace, Inc., 9.50%, 11/01/2008	B	480,000	360,000
Honeywell International, Inc., 6.875%, 10/03/2005	A	825,000	907,341
1,267,341
Air Freight & Couriers - 0.1%
United Parcel Services, Inc., 8.375%, 04/01/2020	AAA	1,000,000	1,320,337
Commercial Services & Supplies - 0.2%
Allied Waste, Inc., Ser. B, 10.00%, 08/01/2009	B+	1,000,000	925,000
Coinmach Corp., 9.00%, 02/01/2010	B	500,000	518,750
Iron Mountain, Inc., 8.625%, 04/01/2013	B	750,000	753,750
2,197,500
Construction & Engineering - 0.2%
KB Home, 8.625%, 12/15/2008	BB-	750,000	742,500
Schuler Homes, Inc., 10.50%, 07/15/2011	B+	500,000	502,500
Toll Brothers, Inc., 8.25%, 12/01/2011	BB+	500,000	495,000
1,740,000
Machinery - 0.5%
AGCO Corp., 8.50%, 03/15/2006	BB-	500,000	500,000
Ingersoll Rand Co., 6.25%, 05/15/2006	BBB+	3,250,000	3,544,268
Navistar International Corp., 8.00%, 02/01/2008	B+	500,000	427,500
Terex Corp., 8.875%, 04/01/2008	B	750,000	716,250
5,188,018
Road & Rail - 0.1%
Burlington Northern Santa Fe, 6.75%, 07/15/2011	BBB+	1,050,000	1,191,613
INFORMATION TECHNOLOGY - 0.0%
Semiconductor Equipment & Products - 0.0%
Amkor Technology, Inc., 9.25%, 02/15/2008	B	330,000	227,700
MATERIALS - 1.0%
Chemicals - 0.7%
Airgas, Inc., 9.125%, 10/01/2011	B+	500,000	533,125
Dow Chemical Co., 5.25%, 05/14/2004	A	4,000,000	4,099,728
Lyondell Chemical Co.:
9.50%, 12/15/2008	BB	300,000	272,250
Ser. A, 9.625%, 05/01/2007	BB	750,000	695,625
Noveon, Inc., Ser. B, 11.00%, 02/28/2011	B	500,000	542,500
Scotts Co., 8.625%, 01/15/2009	B+	750,000	783,750
6,926,978
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating(v)	Principal Amount	Value

Containers & Packaging - 0.1%
Owens-Illinois, Inc., 7.15%, 05/15/2005	B+	$ 750,000	$ 690,000
Stone Container Corp., 9.75%, 02/01/2011	B	300,000	313,500
1,003,500
Metals & Mining - 0.2%
Alaska Steel Corp., 7.875%, 02/15/2009	BB	750,000	750,000
Owens Brockway Glass Container, 8.875%, 02/15/2009	BB	500,000	505,000
Peabody Energy Corp., Ser. B, 9.625%, 05/15/2008	B+	500,000	526,250
Trimas Corp., 9.875%, 06/15/2012 144A	B	120,000	118,200
U.S. Steel Corp., 10.75%, 08/01/2008	BB	500,000	495,000
2,394,450
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
BellSouth Telecommunications, Inc., 7.875%, 02/15/2030	A+	3,750,000	4,524,371
GTE California, Inc., Ser. G, 5.50%, 01/15/2009	A+	680,000	684,673
Panamsat Corp., 8.50%, 02/01/2012 144A	B	500,000	402,500
SBC Communications, Inc., 5.875%, 02/01/2012	AA-	1,500,000	1,582,240
Sprint Capital Corp.:
6.875%, 11/15/2028	BBB+	2,750,000	1,588,293
8.375%, 03/15/2012	BBB-	1,000,000	699,928
Verizon New York, Inc., Ser. A, 6.875%, 04/01/2012	A+	3,000,000	3,159,726
12,641,731
Wireless Telecommunications Services - 0.1%
AT&T Wireless Services, Inc., 8.125%, 05/01/2012	BBB	1,525,000	1,176,379
UTILITIES - 0.3%
Electric Utilities - 0.2%
Calpine Corp., 7.75%, 04/15/2009	BB+	350,000	141,750
Georgia Power Co., Ser. G, 6.20%, 02/01/2006	A	1,250,000	1,358,655
1,500,405
Gas Utilities - 0.1%
El Paso Energy Partners LP, 8.50%, 06/01/2011	BB-	850,000	811,750
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	350,000	369,250
1,181,000
Total Corporate Bonds			168,494,763
MORTGAGE-BACKED SECURITIES - 13.2%
FHLMC:
5.50%, TBA #(tt)	AAA	11,625,000	11,730,351
6.00%, 08/01/2013-05/01/2032	AAA	24,679,261	25,435,456
6.50%, 12/15/2024	AAA	4,720,000	4,873,401
7.50%, 06/01/2032	AAA	6,989,498	7,374,555
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating(v)	Principal Amount	Value

FNMA:
5.50%, 05/25/2012	AAA	$ 2,560,000	$ 2,676,674
5.50%, TBA #	AAA	1,865,000	1,919,794
6.00%, 12/01/2012-10/01/2031	AAA	8,638,166	9,007,074
6.00%, TBA#	AAA	3,530,000	3,624,886
6.231%, 06/01/2008 (h)	AAA	3,951,678	4,380,217
6.33%, 09/01/2008	AAA	1,641,620	1,837,761
6.40%, 07/01/2011	AAA	2,998,097	3,404,595
6.50%, 07/01/2013-02/01/2029	AAA	8,892,961	9,246,780
6.54%, 12/01/2007	AAA	473,965	536,148
6.56%, 12/01/2007	AAA	1,793,635	2,030,563
6.63%, 10/01/2005	AAA	4,380,646	4,790,926
6.80%, 01/01/2007	AAA	5,205,888	5,862,442
7.00%, 05/01/2032	AAA	9,048,084	9,452,518
7.06%, 08/01/2006	AAA	2,343,328	2,638,515
7.10%, 06/01/2004	AAA	3,583,776	3,771,026
7.14%, 07/01/2009	AAA	1,947,252	2,272,034
7.50%, 02/25/2029-12/01/2030	AAA	9,739,430	10,322,757
7.53%, 05/01/2007	AAA	4,230,362	4,876,664
7.78%, 04/01/2010	AAA	2,591,826	3,092,308
9.00%, 08/01/2014	AAA	2,447,718	2,702,795
GNMA:
6.50%, 10/15/2008-05/15/2032	AAA	1,618,082	1,710,366
Total Mortgage-Backed Securities			139,570,606
U.S. TREASURY OBLIGATIONS - 3.9%
U.S. Treasury Bonds, 6.00%, 02/15/2026 ##	AAA	27,475,000	32,035,218
U.S. Treasury Notes:
3.25%, 05/31/2004	AAA	7,715,000	7,920,535
6.00%, 08/15/2009	AAA	780,000	913,545
Total U.S. Treasury Obligations			40,869,298
YANKEE OBLIGATIONS-CORPORATE - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises, Ltd, 8.75%, 02/02/2011	BB+	750,000	642,321
Media - 0.0%
Rogers Cablesystems, Ltd., 11.00%, 12/01/2015	BB-	500,000	517,500
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Domtar, Inc., 8.75%, 08/01/2006	BBB-	500,000	576,633
Tembec Industries, Inc., 7.75%, 03/15/2012	BB+	750,000	720,000
1,296,633
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Star Choice Communications, 13.00%, 12/15/2005	B+	600,000	585,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating(v)	Principal Amount	Value

Wireless Telecommunications Services - 0.0%
Rogers Cantel, Inc., 9.75%, 06/01/2016	BB+	$ 500,000	$ 335,000
Total Yankee Obligations-Corporate			3,376,454

	Shares	Value

MUTUAL FUND SHARES - 0.4%
Blackrock Advantage Term Trust	30,600	367,506
Blackrock Strategic Term Trust	222,900	2,211,168
Target Term Trust	44,000	644,160
TCW / DW Term Trust 2002	12,500	133,500
TCW / DW Term Trust 2003	124,800	1,347,840
Total Mutual Fund Shares		4,704,174
COMMON STOCKS - 56.5%
CONSUMER DISCRETIONARY - 7.9%
Auto Components - 0.5%
Johnson Controls, Inc.	28,900	2,220,098
Magna International, Inc., Class A	47,000	2,649,860
4,869,958
Automobiles - 0.6%
General Motors Corp.	30,400	1,182,560
Harley-Davidson, Inc.	107,156	4,977,396
6,159,956
Hotels, Restaurants & Leisure - 0.9%
Darden Restaurants, Inc.	83,600	2,026,464
Harrah’s Entertainment, Inc. *	41,300	1,991,073
Starbucks Corp. *	260,900	5,403,239
9,420,776
Household Durables - 0.1%
Centex Corp.	25,001	1,108,794
Media - 1.8%
Clear Channel Communications, Inc. *	35,800	1,244,050
Gannett Co., Inc.	100,400	7,246,872
Knight-Ridder, Inc.	50,900	2,871,269
Viacom, Inc., Class B *	106,776	4,329,767
Walt Disney Co.	203,000	3,073,420
18,765,378
Multi-line Retail - 2.7%
Family Dollar Stores, Inc.	81,400	2,188,032
Kohl’s Corp. *	90,400	5,497,224
Target Corp.	217,100	6,408,792
Wal-Mart Stores, Inc.	296,800	14,614,432
28,708,480
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

Specialty Retail - 1.3%
Home Depot, Inc.	256,900	$ 6,705,090
Lowe’s Companies, Inc.	173,792	7,194,989
13,900,079
CONSUMER STAPLES - 5.7%
Beverages - 2.6%
Anheuser-Busch Companies, Inc.	146,400	7,407,840
Coca-Cola Co.	283,100	13,577,476
PepsiCo, Inc.	169,200	6,251,940
27,237,256
Food Products - 0.9%
ConAgra, Inc.	75,600	1,878,660
Kraft Foods, Inc., Class A	195,100	7,113,346
8,992,006
Household Products - 1.3%
Procter & Gamble Co.	156,900	14,023,722
Personal Products - 0.3%
Avon Products, Inc.	63,724	2,937,676
Tobacco - 0.6%
Philip Morris Companies, Inc.	166,800	6,471,840
ENERGY - 4.7%
Energy Equipment & Services - 0.9%
BJ Services Co. *	41,764	1,085,864
Nabors Industries, Ltd. *	83,400	2,731,350
Schlumberger, Ltd.	43,100	1,657,626
Weatherford International, Ltd. *	117,600	4,367,664
9,842,504
Oil & Gas - 3.8%
Anadarko Petroleum Corp.	137,034	6,103,494
Burlington Resources, Inc.	74,200	2,846,312
ConocoPhillips	73,000	3,375,520
Devon Energy Corp.	152,400	7,353,300
Exxon Mobil Corp.	480,266	15,320,486
Ocean Energy, Inc.	229,800	4,584,510
39,583,622
FINANCIALS - 11.3%
Banks - 3.6%
Bank of America Corp.	127,025	8,104,195
Bank of New York Co., Inc.	24,654	708,556
Charter One Financial, Inc.	188,515	5,602,666
Fifth Third Bancorp	66,600	4,077,918
FleetBoston Financial Corp.	42,100	855,893
Mellon Financial Corp.	84,600	2,193,678
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

PNC Financial Services Group	27,096	$ 1,142,638
U.S. Bancorp	162,080	3,011,446
Washington Mutual, Inc.	165,900	5,220,873
Wells Fargo & Co.	149,662	7,207,722
38,125,585
Diversified Financials - 4.9%
American Express Co.	157,574	4,913,158
Capital One Financial Corp.	34,900	1,218,708
Citigroup, Inc.	371,765	11,022,832
Countrywide Credit Industries, Inc.	109,800	5,177,070
Freddie Mac	269,651	15,073,491
J.P. Morgan Chase & Co.	44,400	843,156
MBNA Corp.	59,219	1,088,445
Merrill Lynch & Co., Inc.	135,700	4,471,315
Morgan Stanley Dean Witter & Co.	36,343	1,231,301
SLM Corp.	57,400	5,346,236
State Street Corp.	33,200	1,282,848
51,668,560
Insurance - 2.8%
AFLAC, Inc.	140,900	4,324,221
American International Group, Inc.	199,563	10,916,096
Hartford Financial Services Group, Inc.	92,500	3,792,500
Loew’s Corp.	46,900	2,011,541
Marsh & McLennan Co.	2,428	101,102
MetLife, Inc.	221,300	5,036,788
XL Capital, Ltd., Class A	40,400	2,969,400
29,151,648
HEALTH CARE - 8.7%
Biotechnology - 0.5%
Amgen, Inc. *	127,625	5,321,963
Health Care Equipment & Supplies - 0.9%
Medtronic, Inc.	99,285	4,181,884
Saint Jude Medical, Inc. *	80,000	2,856,000
Stryker Corp.	38,700	2,229,120
9,267,004
Health Care Providers & Services - 2.1%
Cardinal Health, Inc.	62,300	3,875,060
HCA-The Healthcare Corp.	157,500	7,498,575
Tenet Healthcare Corp. *	36,098	1,786,851
UnitedHealth Group, Inc.	69,400	6,053,068
Wellpoint Health Networks, Inc., Class A *	42,800	3,137,240
22,350,794
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

Pharmaceuticals - 5.2%
Abbott Laboratories, Inc.	122,000	$ 4,928,800
Bristol-Myers Squibb Co.	74,644	1,776,527
Eli Lilly & Co.	44,900	2,484,766
Johnson & Johnson Co.	203,936	11,028,859
Merck & Co., Inc.	120,704	5,517,380
Pfizer, Inc.	489,374	14,201,633
Pharmacia Corp.	209,200	8,133,696
Schering-Plough Corp.	44,900	957,268
Wyeth	195,537	6,218,077
55,247,006
INDUSTRIALS - 7.2%
Aerospace & Defense - 1.5%
Northrop Grumman Corp.	70,900	8,794,436
United Technologies Corp.	126,356	7,137,851
15,932,287
Building Products - 0.6%
American Standard Companies, Inc. *	48,400	3,079,208
Masco Corp.	162,600	3,178,830
6,258,038
Commercial Services & Supplies - 0.8%
Automatic Data Processing, Inc.	21,191	736,811
First Data Corp.	131,400	3,672,630
Waste Management, Inc.	169,200	3,945,744
8,355,185
Industrial Conglomerates - 2.7%
3M Co.	111,800	12,294,646
General Electric Co.	597,299	14,723,420
Tyco International, Ltd.	86,800	1,223,880
28,241,946
Machinery - 0.8%
Deere & Co.	139,000	6,317,550
Illinois Tool Works, Inc.	39,400	2,298,202
8,615,752
Road & Rail - 0.8%
Burlington Northern Santa Fe Corp.	256,600	6,137,872
Swift Transportation Co., Inc. *	150,400	2,346,240
8,484,112
INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 0.8%
Cisco Systems, Inc. *	634,577	6,650,367
Nokia Corp., ADR	172,100	2,280,325
8,930,692
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

Computers & Peripherals - 1.7%
Dell Computer Corp. *	147,900	$ 3,477,129
EMC Corp. *	180,099	823,053
Hewlett-Packard Co.	96,800	1,129,656
International Business Machines Corp.	118,100	6,895,859
Lexmark International Group, Inc., Class A *	122,821	5,772,587
18,098,284
Electronic Equipment & Instruments - 0.2%
Thermo Electron Corp. *	147,200	2,374,336
IT Consulting & Services - 0.5%
Affiliated Computer Services, Inc., Class A *	129,600	5,514,480
Semiconductor Equipment & Products - 1.7%
Altera Corp. *	206,600	1,791,222
Applied Materials, Inc. *	146,200	1,688,610
Intel Corp.	515,015	7,153,558
KLA-Tencor Corp. *	20,876	583,275
Microchip Technology, Inc. *	31,673	647,713
Texas Instruments, Inc.	397,767	5,875,019
17,739,397
Software - 2.7%
Microsoft Corp. *	488,725	21,376,831
Oracle Corp. *	611,800	4,808,748
Veritas Software Corp. *	130,553	1,920,435
28,106,014
MATERIALS - 1.1%
Chemicals - 1.1%
E.I. du Pont de Nemours & Co.	28,624	1,032,468
PPG Industries, Inc.	81,700	3,651,990
Praxair, Inc.	113,292	5,790,354
Rohm & Haas Co.	28,900	895,900
11,370,712
Metals & Mining - 0.0%
Alcoa, Inc.	34,019	656,566
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 2.2%
AT&T Corp.	207,600	2,493,276
BellSouth Corp.	162,600	2,985,336
L-3 Communications Holdings, Inc. *	162,110	8,543,197
SBC Communications, Inc.	133,300	2,679,330
Verizon Communications, Inc.	239,889	6,582,554
23,283,693
UTILITIES - 0.1%
Electric Utilities - 0.1%
Duke Energy Corp.	52,258	1,021,644
Total Common Stocks		596,137,745
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

SHORT-TERM INVESTMENTS - 1.9%
MUTUAL FUND SHARES - 1.9%
Evergreen Institutional U.S. Government Money Market Fund (o) (t)	20,161,670	$ 20,161,670
Total Short-Term Investments
Total Investments - (cost $1,146,790,275) - 101.2%		1,068,189,332
Other Assets and Liabilities - (1.2%)		(12,287,710)
Net Assets - 100.0%		$ 1,055,901,622

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(t)	All or a portion of the principal amount of this security was pledged as collateral for open mortage dollar roll agreements.
(tt)	All or a portion of this security was acquired under mortgage dollar roll agreements.
#	When-issued security.
##	All or a portion of the security has been segregated for when-issued securities.
(k)	Security accrues interest at a fixed coupon which is based on an underlying pool of securities.

Summary of Abbreviations
ADR	American Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
TBA	To Be Announced
TRACERS	Traded Custody Receipts
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (unaudited)

Assets
Identified cost of securities	$ 1,146,790,275
Net unrealized losses on securities	(78,600,943)

Market value of securities	1,068,189,332
Receivable for securities sold	15,659,407
Receivable for Fund shares sold	355,347
Dividends and interest receivable	5,797,311
Prepaid expenses and other assets	173,583

Total assets	1,090,174,980

Liabilities
Payable for securities purchased	22,803,952
Payable for Fund shares redeemed	1,527,144
Payable for open mortgage dollar rolls	9,656,148
Deferred mortgage dollar roll income	40,606
Advisory fee payable	13,179
Distribution Plan expenses payable	8,271
Due to other related parties	2,919
Accrued expenses and other liabilities	221,139

Total liabilities	34,273,358

Net assets	$ 1,055,901,622

Net assets represented by
Paid-in capital	$ 1,203,128,871
Undistributed net investment income	210,649
Accumulated net realized losses on securities and foreign currency related transactions	(68,836,955)
Net unrealized losses on securities	(78,600,943)

Total net assets	$ 1,055,901,622

Net assets consists of
Class A	$ 715,942,541
Class B	107,987,049
Class C	10,481,054
Class I	221,490,978

Total net assets	$ 1,055,901,622

Shares outstanding
Class A	104,930,516
Class B	15,831,814
Class C	1,532,952
Class I	32,587,111

Net asset value per share
Class A	$ 6.82
Class A -- Offering price (based on sales charge of 5.75%)	$ 7.24
Class B	$ 6.82
Class C	$ 6.84
Class I	$ 6.80

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $2,326)	$ 4,079,664
Interest	13,480,354

Total investment income	17,560,018

Expenses
Advisory fee	2,027,248
Distribution Plan expenses
Class A	1,014,242
Class B	584,148
Class C	55,655
Administrative services fees	541,729
Transfer agent fee	1,063,565
Trustees’ fees and expenses	17,481
Printing and postage expenses	40,577
Custodian fee	139,288
Registration and filing fees	38,724
Professional fees	21,910
Other	8,173
Total expenses	5,552,740
Less: Expense reductions	(3,108)

Net expenses	5,549,632

Net investment income	12,010,386

Net realized and unrealized losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(24,048,919)
Foreign currency related transactions	(53)

Net realized losses on securities and foreign currency related transactions	(24,048,972)
Net change in unrealized gains and losses on securities	(159,184,565)

Net realized and unrealized losses on securities and foreign currency related transactions	(183,233,537)

Net decrease in net assets resulting from operations	$ (171,223,151)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2002 (unaudited)
			Year Ended March 31, 2002

Operations
Net investment income		$ 12,010,386		$ 22,231,142
Net realized losses on securities and foreign currency related transactions		(24,048,972)		(27,670,469)
Net change in unrealized gains or losses on securities		(159,184,565)		12,669,170

Net increase (decrease) in net assets resulting from operations		(171,223,151)		7,229,843

Distributions to shareholders from
Net investment income
Class A		(8,167,014)		(19,133,291)
Class B		(765,886)		(2,565,804)
Class C		(71,435)		(132,822)
Class I*		(2,830,662)		(258,793)

Total distributions to shareholders		(11,834,997)		(22,090,770)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,794,284	20,814,456	10,187,246	82,944,682
Class B	1,204,392	9,053,582	2,687,194	21,739,771
Class C	307,272	2,324,019	798,105	6,459,423
Class I*	1,191,682	8,471,605	163,435	1,344,919

		40,663,662		112,488,795

Net asset value of shares issued in reinvestment of distributions
Class A	945,720	6,835,242	1,987,705	15,754,719
Class B	98,502	707,542	299,511	2,371,013
Class C	8,821	63,372	14,975	118,502
Class I*	103,266	744,368	9,968	78,947

		8,350,524		18,323,181

Automatic conversion of Class B shares to Class A shares
Class A	144,129	1,077,336	2,392,592	19,409,591
Class B	(144,322)	(1,077,336)	(2,391,100)	(19,409,591)

		0		0

Payment for shares redeemed
Class A	(17,009,625)	(126,155,192)	(19,684,554)	(158,832,595)
Class B	(2,309,849)	(16,988,908)	(12,421,566)	(100,710,568)
Class C	(191,640)	(1,421,082)	(327,650)	(2,636,815)
Class I*	(3,620,554)	(26,395,367)	(685,606)	(5,530,854)

		(170,960,549)		(267,710,832)

Net asset value of shares issued in acquisition
Class A	8,911,663	68,045,303	0	0
Class B	2,337,429	17,811,666	0	0
Class C	22,158	169,258	0	0
Class I*	33,773,277	257,011,103	0	0

		343,037,330		0

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended September 30, 2002 (unaudited)
		Year Ended March 31, 2002

Net increase (decrease)
in net assets resulting from
capital share transactions	$ 221,090,967	$ (136,898,856)

Total increase (decrease) in net assets	38,032,819	(151,759,783)
Net assets
Beginning of period	1,017,868,803	1,169,628,586
End of period	$ 1,055,901,622	$ 1,017,868,803

Undistributed net investment income	$ 210,649	$ 35,260

* Effective at the close of business on May 11. 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Balanced Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional (“Class I”) classes of shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements, which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return.

f. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

h. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee at an annual rate of 1.50% of the Fund’s gross investment income plus an amount determined by applying percentage rates, starting at 0.51% and declining to 0.21% per annum as net assets increase.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended September 30, 2002, the Fund paid brokerage commissions of $498,798 to Wachovia Securities, Inc..

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average net assets for Class A shares and 1.00% of the average net assets for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Balanced Fund in an exchange of shares. The net

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

assets were exchanged through a tax-free exchange for 8,911,663 Class A shares, 2,337,429 Class B shares, 22,158 Class C and 33,773,277 Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $32,385,944. The aggregate net assets of the Fund and Wachovia Balanced Fund immediately prior to the acquisition were $932,235,210 and $343,037,330, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,275,272,540.

6. SECURITIES TRANSACTIONS

Cost of purchases of U.S. government and non-U.S. government securities were $322,064,345 and $405,467,901, respectively; the Fund’s proceeds from sale of U.S. government and non- U.S. government securities were $368,033,860 and $439,720,183, respectively, for the six months ended September 30, 2002.

During the six months ended September 30, 2002, the Fund entered into dollar roll transactions. At September 30, 2002, the Fund had the following dollar roll agreements outstanding:

Dollar Roll Amount
	Counterparty	Settlement Date

$9,698,224	UBS Warburg LLC	10/15/2002

During the six months ended September 30, 2002, the Fund earned $148,921 on dollar roll transactions.

On September 30, 2002, the aggregate cost of securities for federal income tax purposes was $1,146,790,275. The gross unrealized appreciation and depreciation on securities based on tax cost was $31,732,816 and $110,333,759, respectively, with a net unrealized depreciation of $78,600,943.

As of March 31, 2002, the Fund had $38,874,434 in capital loss carryovers for federal income tax purposes expiring in 2010.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the six months ended September 30, 2002, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the funds custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $3,108, which represents 0.00% of its average net assets on an annualized basis.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended September 30, 2002, the Fund had no borrowings under this agreement.

OFFICERS
William M. Ennis† President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel†† Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce†† Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt††† Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft††† Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

† The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

†† The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

††† The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

BOARD OF TRUSTEES*
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

BOARD OF TRUSTEES* continued

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Richard K. Wagoner, CFA** Trustee DOB: 12/12/1937 Term of office since: 1999	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

** Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

Additional information about the fund’s Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of September 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

563837 11/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034